                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ---------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

         Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2) ____

                            ------------------------

                                 CITIBANK, N.A.
              (Exact name of trustee as specified in its charter)

                                                       13-5266470
                                                       (I.R.S. Employer
                                                       Identification No.)

399 Park Avenue, New York, New York                    10043
(Address of principal executive offices)               (Zip Code)
                            -----------------------

                             ELI LILLY AND COMPANY
              (Exact name of obligor as specified in its charter)

Indiana                                                35-0470950
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                         Identification No.)

Lilly Corporate Center
Indianapolis, Indiana                                  46285
(Address of principal executive offices)               (Zip Code)

                           -------------------------

                                Debt Securities
                      (Title of the indenture securities)

Item 1.  GENERAL INFORMATION.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

       Name                                        Address
       ----                                        -------
       Comptroller of the Currency                 Washington, D.C.
       Federal Reserve Bank of New York            New York, NY
       Federal Deposit Insurance Corporation       Washington, D.C.

     (b) Whether it is authorized to exercise corporate trust powers.

     Yes.

Item 2.  AFFILIATIONS WITH OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

Item 16. LIST OF EXHIBITS.

     Exhibit 1 - Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 2-79983)

     Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577).

     Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

     Exhibit 4 - Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988)

     Exhibit 5 - Not applicable.

     Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939.(Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

     Exhibit 7 - Copy of the latest Report of Condition of Citibank, N.A. (as of December 31, 1994 - attached)

     Exhibit 8 - Not applicable.

     Exhibit 9 - Not applicable.

                               ------------------


                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 17th day of April, 1995.



                                 CITIBANK, N.A.


                                 By       /s/Wafaa Orfy
                                          --------------------
                                          Senior Trust Officer
                                       3

                                                        EXHIBIT 7



           Charter No. 1461
       Comptroller of the Currency
         Northeastern District
          REPORT OF CONDITION
             CONSOLIDATING
         DOMESTIC AND FOREIGN
           SUBSIDIARIES OF
           CITIBANK, N. A.

OF NEW YORK IN THE STATE OF NEW YORK, AT THE CLOSE
OF BUSINESS ON DECEMBER 31, 1994, PUBLISHED IN
RESPONSE TO CALL MADE BY COMPTROLLER OF THE CURRENCY,
UNDER TITLE 12, UNITED STATES CODE, SECTION 161.
CHARTER NUMBER 1461 COMPTROLLER OF THE CURRENCY
NORTHEASTERN DISTRICT.

             ASSETS
                                       Thousands
                                       of dollars
Cash and balances due from de-
 pository institutions:
 Noninterest-bearing balances
  and currency and coin ............ $  6,759,000
 Interest-bearing balances ........     7,201,000
Securities:
 Held-to-maturity securities ......     3,918,000
 Available-for-sale securities ....    11,963,000
Federal funds sold and securities
 purchased under agreements to
 resell in domestic offices of the
 bank and of its Edge and Agree-
 ment subsidiaries, and in IBFs:
 Federal funds sold ...............     4,427,000
 Securities purchased under
 agreements to resell .............     1,114,000
Loans and lease financing receiv-
 ables:
 Loans and leases, net of un-
  earned income..$128,902,000
 LESS: Allowance for loan
  and lease losses..3,986,000
                    ---------
 Loans and leases, net of un-
  earned income and allowance ......  124,916,000
Assets held in trading accounts ..     35,573,000
Premises and fixed assets (includ-
 ing capitalized leases) ..........     3,192,000
Other real estate owned ..........      1,967,000
Investments in unconsolidated
 subsidiaries and associated com-
 panies ...........................       998,000
Customers' liability to this bank
 on acceptances outstanding .......     1,420,000
Intangible assets ................         15,000
Other assets .....................      7,024,000
                                     ------------
TOTAL ASSETS......................   $210,487,000
                                     ------------
                                     ------------

            LIABILITIES
Deposits:
 In domestic offices .............  $  33,727,000
   Noninterest-
    bearing ...........$12,509,000
   Interest-
    bearing ........... 21,218,000
                       -----------
 In foreign  offices,   Edge   and
  Agreement    subsidiaries,   and
  IBFs.............................   108,207,000
   Noninterest-
    bearing ...........   7,180,000
   Interest-
    bearing ........... 101,027,000
                        -----------
Federal  funds  purchased  and  se-
 curities   sold   under agreements
 to repurchase in  domestic offices
 of the  bank  and  of its Edge and
 Agreement  subsidiaries,  and   in
 IBFs:
  Federal funds purchased ..........    6,044,000
  Securities sold   under   agree-
  ments to  repurchase ...........        992,000
Trading liabilities ..............     21,458,000
Other borrowed money:
 With  original  maturity  of  one
 year or less ....................      7,803,000
 With  original  maturity  of more
 than one year ...................      3,895,000
Mortgage  indebtedness  and  obli-
 gations under  capitalized leases         99,000
Bank's liability on acceptances ex-
 ecuted and outstanding ...........     1,440,000
Notes   and   debentures   subordi-
 nated to deposits ...............      5,700,000
Other liabilities ................      7,226,000
                                     ------------
TOTAL LIABILITIES ................   $196,591,000
                                     ------------
         EQUITY CAPITAL
Common stock .....................   $    751,000
Surplus ..........................      6,620,000
Undivided profits and  capital re-
 serves ..........................      6,945,000
Net unrealized holding gains (losses)
 on  available-for-sale securities        156,000
Cumulative   foreign     currency
 translation adjustments .........       (576,000)
                                     ------------
TOTAL EQUITY CAPITAL .............   $ 13,896,000
                                     ------------
TOTAL  LIABILITIES   AND
 EQUITY CAPITAL ..................   $210,487,000
                                     ------------
                                     ------------

 I,  Roger  W.  Trupin,  Controller of the above-
named   bank   do   hereby   declare   that  this
Report   of  Condition   is   true   and  correct
to the best of my knowledge  and  belief.

                                  ROGER W. TRUPIN

 We,  the   undersigned   directors,   attest  to
the  correctness  of  this  Report  of Condition.
We  declare  that  it  has  been  examined by us,
and  to  the  best  of  our  knowledge and belief
has  been  prepared  in   conformance   with  the
instructions and is true and correct.


CHRISTOPHER J. STEFFEN   )
PAUL J. COLLINS          )     Directors
PEI-YUAN CHIA            )